SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 17, 2001

PRIME RECEIVABLES CORPORATION
(Originator of the Prime Credit Card Master Trust)

7 W. Seventh Street
Cincinnati, Ohio 45202
(513) 579-7580
Delaware (State of Incorporation)	31-1359594 (IRS ID No.)	0-21118 (Commission File Number)

     This amended and restated Current Report on Form 8-K is being filed for the purpose of filing a correct Settlement Statement of the Trust for the period ended September 1, 2001 and the related distributions made on September 17, 2001 in substitution for the wrong Settlement Statement filed under Item 7 of the Current Report on Form 8-K previously filed on September 24, 2001.

Item 5.  Other Events.

         None.

Item 7.  Financial Statements, Pro Forma Financial Information, and
         Exhibits.

          The following Exhibits are filed with this Report:

          99.8      Settlement Statement of the Trust
                    for the period ended September 1, 2001
                    and the related distributions made
                    on September 17, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PRIME RECEIVABLES CORPORATION

Date: September 24, 2001	By: /s/ David W. Dawson David W. Dawson Treasurer

INDEX TO EXHIBITS
Exhibit Number	Exhibit	Sequentially Numbered Page

99.8                Settlement Statement of the Trust
                    for the period ended September 1, 2001
                    and the related distributions made
                    on September 17, 2001.

Exhibit 99.8

Settlement Statement of the Trust for the Period
Ending September 1, 2001 and the Related
Distributions made on September 17, 2001.